UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Annual Report	9/30/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

PORTFOLIO MANAGERS: David Lukkes, CFA and Joseph Welsh, CFA

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Oppenheimer Master Loan Fund, LLC	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
1-Year	5.91%	5.65%	5.58%
5-Year	4.88	4.52	4.35
10-Year	6.51	6.34	5.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Fund returns include changes in share price and reinvested distributions. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index is a composite index of U.S. dollar denominated senior loan returns representing an unleveraged investment in senior loans that is broadly based across the spectrum of senior floating rate loans and includes reinvestment of income (to represent

3      OPPENHEIMER MASTER LOAN FUND, LLC

real assets). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Performance Discussion

MARKET OVERVIEW

Rising interest rates, solid corporate earnings and strong fundamentals served as the market backdrop for the one-year reporting period ended September 30, 2018. The J.P. Morgan Leveraged Loan Index (the “Index”) generated a positive return of 5.65% during the reporting period.

The loan asset class had net positive retail inflows of $3 billion in the third quarter of 2018. This was followed by 7.5 billion and 4.5 billion in the second quarter of 2018 and first quarter of 2018, respectively, bringing the 2018 year-to-date (YTD) inflows to 15.5 billion. Gross collateralized loan obligation volume for the third quarter of 2018 was $70.6 billion, bringing total YTD volume to

$219 billion. Gross new issuance was $94.6 billion in the third quarter of 2018 versus $258 billion in the second quarter and $242 billion in the first quarter, bringing YTD gross volume to $594 billion.

PERFORMANCE ATTRIBUTION

The Fund returned 5.91% during the reporting period, outperforming the Index’s return of 5.65%. During the reporting period, top contributors to performance included security selection in the Metals & Mining, Financials, and Technology sectors. Detractors included security selection in the Retail, Diversified Media, and Consumer Products sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      OPPENHEIMER MASTER LOAN FUND, LLC

STRATEGY & OUTLOOK

At period end, the portfolio has modest overweights versus the Index in the Metals & Mining, Broadcasting, and Energy sectors, and modest underweights in the Retail, Industrials and Housing sectors. Given the strong underlying fundamentals and solid credit quality currently, the team continues to pursue attractive investment opportunities through their fundamental, bottom-up credit analysis.

While spreads have tightened slightly from the second quarter, we feel current valuations are fair given the solid overall credit quality of the loan market. We are seeing strong EBITDA growth, elevated margins, manageable leverage levels across most sectors, and defaults are currently just about 1.7% of the loan market. While a few sectors are experiencing challenges specific to their industries, such as Health Care and Retail, we see healthy credit fundamentals continuing this year and into 2019.

6      OPPENHEIMER MASTER LOAN FUND, LLC

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	16.0%
Internet Software & Services	10.3
Health Care Equipment & Supplies	8.5
Commercial Services & Supplies	8.4
Hotels, Restaurants & Leisure	7.0
Diversified Telecommunication Services	5.9
Commercial Banks	4.7
Energy Equipment & Services	4.2
Beverages	3.4
Industrial Conglomerates	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on net assets.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER MASTER LOAN FUND, LLC

Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
	$1,000.00	$1,026.90	1.83

Hypothetical (5% return before expenses)
	1,000.00	1,023.26	1.83

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 is as follows:

Expense Ratio
0.36%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2018

	Principal Amount	Value
Corporate Loans—95.2%
Consumer Discretionary—29.8%
Auto Components—0.1%
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.875%,[LIBOR12+275], 3/7/24[1]	$1,692,185	$1,702,761

Automobiles—0.8%
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.81%-5.84%,[LIBOR12+375], 4/15/21[1]	10,014,807	10,039,844

Distributors—2.3%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.826%,[LIBOR12+275], 8/25/21[1]	726,803	728,391
Tranche B6, 5.311%,[LIBOR4+300], 6/22/23[1]	1,973,057	1,975,730
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%,[LIBOR4+350], 9/26/24[1]	3,427,266	3,313,309
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%,[LIBOR12+450], 8/21/22[1]	1,876,226	1,820,333
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.242%,[LIBOR12+500], 9/25/24[1]	5,448,792	5,510,091
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.813%,[LIBOR4+475], 12/12/22[1]	1,245,965	1,093,727
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.567%,[LIBOR4+425], 6/23/23[1]	1,427,956	1,315,121
Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.509%,[LIBOR4+500], 10/20/23[1]	498,707	501,824
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.564%-4.742%,[LIBOR12+250], 1/30/23[1]	1,460,078	1,453,391
Party City Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%,[LIBOR12+275], 8/19/22[1]	770,038	776,499
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.592%,[LIBOR4+300], 1/26/23[1]	4,034,429	3,282,533
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.09%,[LIBOR12+300], 3/11/22[1]	7,945,387	6,954,915
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 6/8/24[1]	2,314,202	2,320,474
		31,046,338

Diversified Consumer Services—0.8%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.148%-6.742%,[LIBOR12+450], 5/8/20[1]	5,436,956	5,337,269
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.337%,[LIBOR4+500], 4/1/21[1]	5,208,325	4,895,826
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.087%,[LIBOR4+875], 4/1/22[1]	760,036	608,789
		10,841,884

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	Principal Amount	Value
Hotels, Restaurants & Leisure—7.0%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 5/30/25[1]	$2,643,375	$2,664,853
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.207%,[LIBOR52+250], 9/15/23[1]	2,502,257	2,518,322
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.826%,[LIBOR4+275], 12/23/24[1]	19,217,169	19,344,002
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.826%-6.09%,[LIBOR4+375], 7/8/22[1]	1,376,515	1,356,900
CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.076%,[LIBOR12+200], 10/7/24[1]	3,477,330	3,480,059
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.08%,[LIBOR12+200], 12/27/24[1]	1,354,763	1,359,423
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%,[LIBOR12+225], 4/18/24[1]	4,546,505	4,557,507
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.742%,[LIBOR12+250], 2/1/24[1]	6,413,031	6,370,961
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.375%-4.438%,[LIBOR4+225], 4/17/24[1]	3,240,617	3,260,207
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242%,[LIBOR12+300], 5/9/24[1]	3,993,380	4,021,833
Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%-5.753%,[LIBOR4+325], 4/18/25[1]	334,163	335,290
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.242%,[LIBOR12+200], 11/30/23[1]	1,188,825	1,191,244
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%,[LIBOR4+300], 12/1/23[1]	842,888	848,552
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.576%,[LIBOR4+275], 3/29/24[1]	2,601,925	2,616,015
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%,[LIBOR12+350], 9/6/25[1]	1,990,000	2,000,368
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%,[LIBOR12+250], 1/19/24[1]	450,450	453,337
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.449%-5.044%,[LIBOR6+275], 8/14/24[1]	8,099,406	8,096,248
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.896%,[LIBOR4+350], 7/10/25[1]	10,398,938	10,508,802
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%,[LIBOR12+250], 6/8/23[1]	5,704,866	5,735,016
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 11/15/20[1]	2,149,678	2,125,505
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.86%-7.09%,[LIBOR12+475], 11/29/24[1]	10,037,352	10,171,200

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STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.992%,[LIBOR4+200], 5/30/25[1]	$1,255,000	$1,259,970
		94,275,614

Household Durables—2.5%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.576%,[LIBOR4+350], 9/27/24[1]	1,155,512	1,161,000
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR12+450], 4/6/24[1]	2,329,163	2,341,542
Anastasia Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.092%,[LIBOR12+375], 8/11/25[1]	1,175,000	1,168,878
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.333%,[LIBOR4+225], 4/7/25[1]	4,513,688	4,477,036
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%,[LIBOR12+325], 8/9/25[1]	1,670,000	1,687,042
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.081%,[LIBOR4+500], 5/1/24[1]	1,709,250	1,715,660
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 2/28/25[1]	815,900	818,707
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.886%,[LIBOR12+350], 9/7/23[1]	6,373,006	4,880,926
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.063%,[LIBOR12+400], 6/16/25[1]	3,510,000	3,548,768
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.571%-5.581%,[LIBOR4+350], 11/8/23[1]	11,244,149	10,211,149
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.314%,[LIBOR12+425], 6/15/25[1]	2,079,788	2,100,586
		34,111,294

Media—16.0%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR4+325], 9/26/21[1]	389,960	292,226
Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR4+325], 7/23/21[1]	883,101	819,959
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.814%,[LIBOR4+275], 7/15/25[1]	3,767,313	3,703,268
Tranche B13, 6.083%,[LIBOR4+400], 8/14/26[1]	4,230,000	4,205,826
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR12+325], 10/3/23[1]	1,850,387	1,854,245
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.831%,[LIBOR4+275], 11/18/24[1]	3,442,657	3,420,211
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.577%,[LIBOR12+350], 4/9/21[1]	7,854,713	3,308,837
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.827%,[LIBOR4+675], 1/30/19[1,2]	40,961,428	30,877,953

12      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Media (Continued)
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 9.577%,[LIBOR4+750], 7/30/19[1,2]	$4,206,170	$3,162,514
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.314%,[LIBOR12+225], 7/17/25[1]	4,879,616	4,887,741
Tranche B, 4.564%,[LIBOR4+250], 1/25/26[1]	618,450	621,672
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.842%,[LIBOR4+550], 2/28/20[1]	3,932,383	3,617,793
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.087%,[LIBOR4+575], 8/13/21[1]	65	65
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR4+350], 10/18/19[1]	1,856,979	1,846,645
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.084%,[LIBOR4+475], 11/3/23[1]	4,575,753	4,407,022
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.827%,[LIBOR4+375], 11/27/23[1]	5,020,000	5,045,778
Tranche B4, 6.577%,[LIBOR4+450], 1/2/24[1]	905,000	953,648
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.05%,[LIBOR6+275], 12/18/20[1]	5,510,654	5,543,938
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.839%,[LIBOR4+350], 1/7/22[1]	4,979,094	4,904,433
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.148%,[LIBOR4+250], 10/4/24[1]	3,320,965	3,273,907
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.087%,[LIBOR4+575], 8/13/21[1]	4,985,698	5,001,278
Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242%,[LIBOR6+300], 1/31/25[1]	2,362,226	2,379,293
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2st Lien Term Loan, Tranche B, 6.75%,[LIBOR4+450], 7/3/26[1]	1,790,000	1,796,721
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.582%,[LIBOR12+250], 1/17/24[1]	1,138,895	1,145,301
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.577%,[LIBOR4+650], 10/13/22[1,3]	11,700,000	11,641,500
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR12+325], 7/21/22[1]	4,847,737	4,858,838
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.582%,[LIBOR12+250], 1/17/24[1]	8,120,600	8,166,278
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 2/1/24[1]	8,601,796	8,599,560
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.242%,[LIBOR4+400], 11/8/24[1]	4,096,858	4,150,629
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.492%,[LIBOR12+325], 1/30/26[1]	3,120,000	3,136,895
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.825%,[LIBOR4+275], 7/31/25[1]	1,410,321	1,380,352
Tranche B12, 5.751%,[LIBOR4+300], 1/31/26[1]	6,240,989	6,180,264

13      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%,[LIBOR12+225], 1/3/24[1]	$7,159,381	$7,192,207
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.886%,[LIBOR4+250], 5/3/25[1]	2,204,475	2,190,697
Tranche B, 5.065%,[LIBOR4+275], 5/15/25[1]	620,000	616,125
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.063%,[LIBOR4+275], 12/6/23[1]	2,107,900	2,018,314
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.313%,[LIBOR12+225], 8/15/26[1]	4,955,000	4,940,680
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.076%,[LIBOR12+300], 1/26/24[1]	6,059,832	6,086,344
Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.313%,[LIBOR4+225], 1/15/26[1]	1,395,000	1,397,706
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.992%,[LIBOR12+275], 3/15/24[1]	14,304,972	13,938,407
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 4.563%,[LIBOR4+250], 1/15/26[1]	5,732,096	5,734,618
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.563%,[LIBOR12+250], 1/15/26[1]	7,565,000	7,586,069
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.31%,[LIBOR12+325], 8/18/23[1]	7,170,063	7,049,068
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%,[LIBOR6+275], 5/18/25[1]	1,969,349	1,968,739
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.367%,[LIBOR12+212.5], 11/1/23[1]	2,849,912	2,850,311
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.563%,[LIBOR12+250], 4/15/25[1]	7,800,000	7,668,375
		216,422,250

Multiline Retail—0.3%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33%,[LIBOR12+325], 10/25/20[1]	4,806,242	4,475,284

Consumer Staples—3.4%
Beverages—3.4%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%,[LIBOR12+225], 2/16/24[1]	7,891,809	7,905,619
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.815%-6.75%,[LIBOR12+275], 4/6/24[1]	4,242,877	4,248,562
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.817%-4.992%,[LIBOR12+275], 10/4/23[1]	9,366,025	9,412,855
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 5/17/25[1]	4,408,950	4,400,287
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.492%,[LIBOR12+225], 8/3/22[1]	2,554,505	2,559,691
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.293%-5.321%,[LIBOR12+325], 2/5/25[1]	1,815,875	1,820,424

14      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Beverages (Continued)
JBS USA LUX SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.886%,[LIBOR4+250], 10/30/22[1]	$1,676,490	$1,682,659
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.829%,[LIBOR12+175], 4/3/25[1]	1,245,438	1,248,558
Mastronardi Produce Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.332%,[LIBOR12+325], 5/1/25[1]	678,300	684,235
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.313%,[LIBOR12+225], 5/15/24[1]	3,975,760	3,968,922
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.756%,[LIBOR12+350], 4/19/24[1]	1,095,824	1,102,125
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.081%,[LIBOR4+325], 7/2/25[1]	4,345,000	4,354,689
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.564%,[LIBOR4+325], 3/28/25[1]	1,585,000	1,585,000
Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.492%,[LIBOR4+325], 1/31/25[1]	1,134,300	1,141,389
		46,115,015

Energy—4.7%
Energy Equipment & Services—4.2%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.826%,[LIBOR4+550], 8/1/25[1]	2,425,000	2,434,858
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.58%,[LIBOR12+650], 3/30/23[1]	843,555	847,419
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.842%,[LIBOR4+350], 10/31/24[1]	4,530,000	4,564,292
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.086%,[LIBOR12+400], 5/21/25[1]	2,523,675	2,515,788
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.44%,[LIBOR12+1,037.5], 12/31/21[1]	1,815,000	2,019,187
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.831%,[LIBOR12+475], 12/31/22[1]	1,925,000	1,962,691
Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 9/20/24	4,359,511	4,592,200
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.826%,[LIBOR12+375], 10/2/23[1]	4,533,976	4,533,206
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.492%,[LIBOR12+525], 4/11/22[1]	5,363,091	5,407,336
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.334%,[LIBOR4+500], 6/27/20[1]	1,051,015	1,036,564
GIP III Stetson I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.598%,[LIBOR4+425], 7/18/25[1]	2,035,000	2,049,632
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.64%,[LIBOR4+525], 8/25/23[1]	294,804	248,794
HFOTCO LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%,[LIBOR4+275], 6/26/25[1]	1,341,638	1,346,669
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%,[PRIME4+500], 7/2/23[1]	960,901	968,506
Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 11.321%,[LIBOR4+1,032], 8/7/20[1,3]	123,400	122,166

15      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.242%,[LIBOR12+400], 2/15/24[1]	$3,147,080	$3,084,154
Lucid Energy Group II Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.079%,[LIBOR12+300], 2/17/25[1]	949,040	937,771
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.242%,[LIBOR12+500], 5/12/25[1]	3,171,082	3,217,983
Northriver Midstream Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.567%,[LIBOR4+325], 9/21/25[1]	2,274,000	2,286,086
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.386%,[LIBOR4+600], 2/21/21[1]	6,501,280	6,182,717
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%-5.82%,[LIBOR4+350], 12/16/20[1]	513,374	468,882
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%-5.82%,[LIBOR4+350], 12/16/20[1]	189,940	173,479
Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.34%,[LIBOR4+400], 9/27/24[1]	2,388,393	2,409,542
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.079%,[LIBOR4+300], 4/12/24[1]	3,580,000	3,236,177
		56,646,099

Oil, Gas & Consumable Fuels—0.5%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82%,[LIBOR4+350], 12/16/20[1]	3,355,750	3,064,924
Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%,[LIBOR4+350], 12/16/20[1]	330,487	301,845
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.636%,[LIBOR4+425], 8/4/21[1]	3,933,607	3,645,962
		7,012,731

Financials—6.5%
Capital Markets—0.8%
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.25%,[LIBOR12+425], 11/23/20[1]	3,011,044	3,016,690
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.576%,[LIBOR12+450], 5/23/21[1,5]	8,124,702	8,175,481
		11,192,171

Commercial Banks—4.7%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.086%-6.609%,[LIBOR4+375], 11/22/23[1]	5,799,137	5,826,429
Advisor Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.085%,[LIBOR12+375], 8/9/25[1]	635,000	640,556
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.067%,[LIBOR12+300], 5/9/25[1]	3,734,990	3,751,051
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83%-4.992%,[LIBOR12+275], 1/25/24[1]	3,123,057	3,139,000

16      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Commercial Banks (Continued)
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.593%,[LIBOR4+425], 10/1/25[1]	$6,665,000	$6,731,650
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR12+325], 8/21/25[1]	3,980,000	4,002,387
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%,[LIBOR12+250], 8/27/25[1]	5,310,000	5,292,849
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.335%,[LIBOR4+300], 4/25/25[1]	5,132,138	5,148,766
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%,[LIBOR12+350], 12/20/24[1]	2,654,264	2,674,729
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.832%,[LIBOR4+300], 10/1/21[1]	1,246,010	1,247,960
Tranche B, 4.83%,[LIBOR4+300], 6/28/23[1]	1,239,780	1,241,722
Jane Street Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.374%-5.992%,[LIBOR12+300], 8/25/22[1]	849,449	854,367
Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.742%,[LIBOR4+450], 2/28/25[1]	1,705,725	1,718,518
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242%,[LIBOR12+300], 1/8/24[1]	4,286,709	4,291,531
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 10/24/22[1]	10,413,259	9,979,807
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%,[LIBOR4+300], 5/16/24[1]	6,347,628	6,357,943
		62,899,265

Consumer Finance—0.2%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%,[LIBOR12+525], 9/29/20[1]	2,284,809	2,237,685
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.09%,[LIBOR12+900], 9/29/21[1,3]	764,742	730,328
		2,968,013

Insurance—0.8%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR12+325], 10/22/24[1]	4,472,525	4,489,297
Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.992%,[LIBOR4+275], 3/1/21[1]	5,789,766	5,799,290
		10,288,587

Health Care—8.5%
Health Care Equipment & Supplies—8.5%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.465%,[LIBOR4+612.5], 1/16/23[1]	1,060,806	1,003,257
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.742%,[LIBOR12+250], 2/11/22[1]	258,531	260,653
Tranche B4, 4.576%,[LIBOR12+250], 2/16/23[1]	1,825,548	1,840,527
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.321%,[LIBOR12+325], 4/28/22[1]	236,772	233,432
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%,[LIBOR12+425], 4/16/21[1]	1,049,862	1,019,678

17      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.742%,[LIBOR4+450], 10/24/23[1]	$1,834,938	$1,852,140
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.625%,[LIBOR4+300], 5/4/25[1]	4,438,182	4,485,338
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR12+450], 6/30/25[1]	3,586,013	3,627,843
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%,[LIBOR4+350], 4/22/24[1]	156,675	143,235
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.081%,[LIBOR4+300], 6/2/25[1]	3,264,905	3,285,164
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.242%,[LIBOR4+400], 6/7/19[1]	986,883	987,702
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.826%,[LIBOR12+275], 3/1/24[1]	11,124,750	11,174,311
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 5.563%,[LIBOR4+300], 1/27/21[1]	5,127,824	5,072,366
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.84%,[LIBOR4+275], 6/1/22[1]	1,140,000	1,149,262
CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%,[LIBOR4+300], 2/6/25[1]	3,164,100	3,170,697
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%-5.587%,[LIBOR12+325], 6/8/20[1]	5,603,239	5,610,832
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%,[LIBOR12+425], 4/29/24[1]	4,299,941	4,374,383
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.084%,[LIBOR4+375], 9/28/25[1]	8,895,000	8,851,904
Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%,[LIBOR12+300], 12/1/23[1]	1,183,590	1,185,389
Equian Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.331%,[LIBOR12+325], 5/20/24[1]	189,520	190,675
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%,[LIBOR4+375], 7/2/25[1]	6,680,879	6,768,566
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.992%,[LIBOR12+375], 4/30/25[1]	1,053,817	1,055,571
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan Delayed Draw, 1.875%, 4/30/25[4]	158,792	159,056
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742%,[LIBOR4+250], 8/18/22[1]	3,723,368	3,730,778
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.636%,[LIBOR4+325], 2/2/24[1]	1,698,500	1,710,356
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 10.386%,[LIBOR4+525], 11/30/18[1]	1,578,706	1,065,627
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.312%,[LIBOR4+600], 6/8/24[1]	3,375,000	3,346,532
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.136%,[LIBOR4+275], 9/24/24[1]	1,244,775	1,240,325
Tranche B, 5.517%,[LIBOR4+300], 2/24/25[1]	3,736,225	3,743,828
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.136%,[LIBOR4+300], 6/7/23[1]	4,843,172	4,858,864

18      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%,[LIBOR4+300], 1/31/21[1]	$3,763,128	$3,778,651
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.076%,[LIBOR4+575], 7/31/191,[5]	1,084,612	515,191
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.313%,[LIBOR12+525], 11/27/22[1]	3,040,054	2,892,231
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.316%,[LIBOR4+325], 6/30/25[1]	4,606,884	4,628,767
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992%,[LIBOR4+300], 9/27/24[1]	1,098,005	1,092,514
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.82%-6.75%,[PRIME4+175], 3/1/21[1]	2,282,633	2,301,179
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33%,[LIBOR4+325], 9/2/24[1]	2,792,124	2,796,480
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.826%,[LIBOR12+275], 2/6/24[1]	4,890,878	4,765,550
US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 6/23/24[1]	183,606	184,868
VVC Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.317%,[LIBOR12+425], 7/9/25[1]	3,335,000	3,297,481
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR4+300], 12/2/24[1]	1,523,488	1,520,631
		114,971,834

Industrials—15.2%
Aerospace & Defense—0.4%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%,[LIBOR4+350], 4/9/20[1]	1,363,022	1,268,292
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%,[LIBOR4+375], 7/11/25[1]	3,340,000	3,366,102
		4,634,394

Commercial Services & Supplies—8.4%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.992%,[LIBOR12+375], 2/27/25[1]	1,363,822	1,373,198
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 2/27/25[4]	171,325	172,503
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.492%,[LIBOR12+325], 12/13/23[1]	2,822,323	2,826,740
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%,[LIBOR4+375], 7/28/22[1]	9,766,876	9,638,686
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.242%,[LIBOR12+300], 8/4/22[1]	9,229,981	9,316,512
Tranche B6, 5.076%,[LIBOR12+300], 11/3/23[1]	4,929,231	4,971,598
Tranche B7, 5.242%,[LIBOR12+300], 11/3/24[1]	997,500	1,005,684
Asurion LLC, Sr. Sec. Credit Facilities 2st Lien Term Loan, 8.576%,[LIBOR12+650], 8/4/25[1]	2,575,000	2,651,452
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.992%,[LIBOR12+375], 2/28/25[1]	3,866,585	3,890,751

19      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.843%,[LIBOR4+250], 11/7/24[1]	$2,783,963	$2,803,102
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.386%,[LIBOR4+300], 6/15/25[1]	3,795,488	3,823,631
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.593%,[LIBOR4+325], 10/3/24[1]	2,732,768	2,749,848
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR4+450], 12/8/23[1]	2,210,625	2,094,567
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%,[LIBOR12+325], 4/30/25[1]	3,235,000	3,246,128
Ceva Logistics Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.098%,[LIBOR4+375], 8/4/25[1]	2,440,000	2,455,762
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.834%,[LIBOR4+350], 12/20/19[1]	5,037,319	2,946,832
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.992%,[LIBOR12+275], 8/14/23[1]	2,456,699	2,467,447
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.592%,[LIBOR4+525], 6/30/22[1]	1,652,589	1,654,655
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.83%,[LIBOR12+475], 1/5/24[1]	1,642,333	1,654,651
Frontdoor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.098%,[LIBOR12+250], 8/16/25[1]	389,000	392,163
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%-5.886%,[LIBOR12+350], 5/23/25[1]	1,092,263	1,103,185
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%,[LIBOR6+350], 5/1/24[1]	5,243,625	5,266,566
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%,[LIBOR4+375], 2/21/25[1]	4,245,228	4,274,414
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 4/26/24[1]	3,728,370	3,750,348
Learning Care Group US No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%-5.492%,[LIBOR4+325], 3/13/25[1]	527,350	529,328
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.136%,[LIBOR4+575], 3/20/20[1]	1,226,653	1,228,193
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.636%,[LIBOR4+825], 4/17/20[1]	551,135	523,579
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.886%,[LIBOR4+350], 5/21/22[1]	1,886,978	1,905,263
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.886%,[LIBOR4+550], 9/30/22[1]	3,262,373	3,190,601
Sarbacane Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%,[LIBOR4+300], 1/29/25[1]	542,275	543,520
Savage Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.577%,[LIBOR12+450], 8/1/25[1]	4,157,375	4,220,588
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.832%-6.742%,[LIBOR4+450], 11/1/24[1]	3,829,855	3,840,036
SMG US Midco 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR6+325], 1/23/25[1]	452,725	455,697

20      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.343%,[LIBOR4+400], 9/12/24[1]	$10,719,000	$10,736,901
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.814%,[LIBOR4+275], 3/17/25[1]	8,200,830	8,213,665
Trident LS Merger Sub Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.492%,[LIBOR4+325], 5/1/25[1]	1,581,388	1,592,758
USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.492%,[LIBOR12+325], 12/8/23[1]	676,669	681,886
		114,192,438

Industrial Conglomerates—2.9%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.992%,[LIBOR12+375], 2/1/22[1]	3,173,418	3,188,714
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.571%,[LIBOR4+425], 6/22/25[1]	1,990,013	2,007,425
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992%,[LIBOR12+275], 7/30/24[1]	1,483,702	1,493,398
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 2/12/25[1]	2,414,438	2,434,055
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%,[LIBOR12+225], 12/6/24[1]	1,570,991	1,581,297
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%,[LIBOR12+225], 5/17/24[1]	2,418,035	2,366,954
Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%,[LIBOR12+350], 2/28/25[1]	1,412,900	1,404,952
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 3/28/25[1]	3,358,125	3,269,454
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 4.576%,[LIBOR12+250], 5/30/25[1]	3,553,484	3,567,663
Tranche F, 4.742%,[LIBOR12+250], 6/9/23[1]	5,014,039	5,038,081
Tranche G, 4.576%,[LIBOR4+250], 8/22/24[1]	1,541,353	1,547,749
Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.492%,[LIBOR12+325], 3/8/25[1]	2,089,763	2,092,385
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.082%,[LIBOR12+400], 11/30/23[1]	5,266,853	5,296,479
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%,[LIBOR4+350], 6/19/21[1]	977,935	954,709
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.28%,[LIBOR4+375], 4/30/25[1]	2,380,000	2,398,350
Zodiac Pool Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%,[LIBOR4+225], 7/2/25[1]	443,888	446,475
		39,088,140

Professional Services—0.3%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.35%-5.636%,[LIBOR4+375], 3/3/25[1]	4,063,555	4,042,607

21      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Road & Rail—1.4%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.98%,[LIBOR12+175], 6/27/25[1]	$1,695,000	$1,665,490
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR12+450], 5/18/23[1]	2,814,824	2,829,785
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.242%,[LIBOR12+500], 2/27/24[1]	298,496	301,109
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.242%,[LIBOR12+300], 7/29/22[1]	1,413,022	1,416,025
Tranche B2, 5.242%,[LIBOR12+300], 7/29/22[1]	157,661	157,996
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.563%,[LIBOR4+825], 2/23/22[1,3]	12,017,200	12,654,112
		19,024,517

Transportation Infrastructure—1.8%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.32%,[LIBOR12+225], 4/6/24[1]	3,449,619	3,455,225
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.563%,[LIBOR4+500], 5/19/23[1]	2,007,921	2,026,745
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.336%,[LIBOR4+325], 3/20/25[1]	1,863,427	1,859,934
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.336%,[LIBOR12+325], 3/20/25[1]	16,431	16,400
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%, 3/20/25[4]	283,047	282,516
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.58%-5.64%,[LIBOR12+350], 11/6/24[1]	3,574,332	3,600,389
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.242%,[LIBOR12+400], 5/22/24[1]	3,020,648	3,050,855
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.589%,[LIBOR4+275], 6/14/25[1]	3,715,000	3,724,306
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%,[LIBOR12+275], 6/30/22[1]	6,634,484	6,665,168
		24,681,538

Information Technology—10.8%
Internet Software & Services—10.3%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.576%,[LIBOR4+350], 6/13/24[1]	7,748,022	7,762,549
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.313%,[LIBOR12+425], 12/15/24[1]	15,833,353	15,992,953
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.307%,[LIBOR4+425], 10/2/25[1]	6,595,000	6,666,918
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.333%,[LIBOR4+500], 6/30/21[1]	4,029,482	3,893,487
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.492%,[LIBOR12+325], 9/10/22[1]	5,801,103	5,865,147
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.09%,[LIBOR4+300], 5/1/24[1]	2,542,134	2,549,290

22      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Internet Software & Services (Continued)
EagleView Technology Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.092%,[LIBOR12+350], 8/14/25[1]	$785,000	$786,798
Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.315%,[LIBOR4+525], 6/27/25[1]	2,119,688	2,143,534
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%,[LIBOR12+325], 6/1/22[1]	2,279,912	2,292,497
Greeneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.576%,[LIBOR4+350], 12/1/23[1]	2,360,829	2,376,174
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.136%,[LIBOR4+275], 2/1/22[1]	6,924,537	6,951,577
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR4+325], 8/5/22[1]	3,479,229	3,510,751
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.82%,[LIBOR12+575], 4/6/22[1]	2,007,925	2,023,818
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.33%,[LIBOR12+425], 1/20/24[1]	1,808,331	1,825,655
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.343%,[LIBOR12+300], 11/1/23[1]	213,925	215,249
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.742%,[LIBOR12+275], 6/21/24[1]	1,070,127	1,068,570
Tranche B2, 4.492%,[LIBOR4+250], 11/19/21[1]	850,725	848,279
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%,[LIBOR12+250], 5/13/24[1]	1,046,082	1,047,390
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR12+450], 9/30/24[1]	5,866,854	5,922,384
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR12+325], 11/29/24[1]	1,682,311	1,682,159
Parker Private Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.312%,[LIBOR4+375], 9/14/25[1]	1,549,000	1,560,617
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742%,[LIBOR12+250], 7/2/25[1]	1,405,000	1,411,589
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.843%,[LIBOR6+650], 12/8/21[1]	1,058,959	1,025,205
Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.314%,[LIBOR4+325], 2/12/25[1]	912,713	915,848
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.572%,[LIBOR4+425], 5/16/25[1]	3,340,000	3,372,348
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR12+325], 4/24/22[1]	6,302,169	6,301,790
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%,[LIBOR12+275], 6/21/24[1]	7,223,168	7,212,658
Shutterfly, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%,[LIBOR12+275], 8/17/24[1]	2,214,450	2,226,906
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+300], 2/5/24[1]	2,014,775	2,028,909
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992%,[LIBOR12+275], 3/3/23[1]	2,674,352	2,683,138
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.636%,[LIBOR4+325], 9/30/22[1]	1,147,520	1,153,861

23      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Internet Software & Services (Continued)
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.492%,[LIBOR4+250], 4/16/25[1]	$3,150,673	$3,157,573
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.326%,[LIBOR4+250], 4/16/25[1]	8,116,415	8,134,190
Sungard Availability Services Capital, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.081%,[LIBOR12+700], 9/30/21[1]	835,000	776,550
Sybil Software LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.886%,[LIBOR4+250], 9/29/23[1]	354,497	357,046
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.076%-5.242%,[LIBOR12+300], 5/1/24[1]	6,428,069	6,460,788
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.581%,[LIBOR4+250], 9/28/24[1]	3,306,161	3,322,692
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.576%-6.886%,[LIBOR12+450], 1/27/23[1]	7,489,597	7,314,079
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.623%,[LIBOR4+325], 7/2/25[1]	632,000	635,441
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%,[LIBOR12+250], 12/1/23[1]	3,676,183	3,648,612
		139,125,019

IT Services—0.5%
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 1/3/25[1]	7,311,392	7,304,556

Materials—8.0%
Chemicals—2.5%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.386%,[LIBOR4+300], 1/31/24[1]	3,370,257	3,394,692
Consolidated Energy Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.571%,[LIBOR12+250], 5/7/25[1]	2,119,688	2,117,038
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.576%,[LIBOR4+350], 3/17/25[1]	1,826,236	1,841,367
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%,[LIBOR12+350], 7/30/21[1]	3,078,626	3,104,286
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%,[LIBOR4+325], 11/7/24[1]	1,432,800	1,442,350
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.636%,[LIBOR4+225], 2/14/24[1]	1,349,519	1,355,848
LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR4+300], 3/28/25[1]	721,375	726,789
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 5.242%,[LIBOR12+300], 6/7/23[1]	1,434,868	1,445,859
Tranche B7, 4.742%,[LIBOR4+275], 6/7/20[1]	1,441,312	1,449,160
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%,[LIBOR4+350], 2/14/24[1]	1,773,216	1,791,320
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.386%,[LIBOR4+425], 3/13/25[1]	2,075,248	2,109,002

24      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Chemicals (Continued)
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.089%,[LIBOR4+475], 8/21/25[1]	$860,000	$865,375
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742%,[LIBOR4+250], 2/8/25[1]	875,639	877,693
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 6/13/23[1]	1,440,600	1,413,589
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.839%,[LIBOR12+325], 9/20/25[1]	3,080,000	3,096,678
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242%,[LIBOR4+300], 9/23/24[1]	2,140,385	2,150,863
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242%,[LIBOR4+300], 9/23/24[1]	4,942,725	4,966,919
		34,148,828

Construction Materials—1.3%
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.326%,[LIBOR12+225], 8/18/23[1]	2,064,191	2,072,901
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.087%,[LIBOR4+300], 4/12/25[1]	3,351,600	3,385,116
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.992%,[LIBOR12+275], 11/15/23[1]	8,225,769	8,254,066
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.317%,[LIBOR12+225], 2/8/25[1]	1,509,722	1,515,950
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%,[LIBOR12+325], 2/28/24[1]	2,133,593	2,144,261
		17,372,294

Containers & Packaging—1.7%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742%,[LIBOR12+450], 7/31/25[1]	907,725	918,504
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.581%,[LIBOR12+325], 4/3/24[1]	6,349,874	6,352,351
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.576%,[LIBOR4+325], 6/29/25[1]	4,180,000	4,195,152
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%,[LIBOR12+250], 10/14/24[1]	2,433,634	2,437,625
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.071%,[LIBOR4+300], 3/7/25[1]	1,766,125	1,763,644
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.992%,[LIBOR12+300], 2/5/23[1]	3,748,105	3,769,188
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.826%,[LIBOR12+275], 3/11/22[1]	3,268,833	3,277,904
		22,714,368

Metals & Mining—2.5%
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.816%,[LIBOR4+375], 6/1/25[1]	3,745,613	3,552,077

25      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Metals & Mining (Continued)
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.326%,[LIBOR12+725], 10/17/22[1]	$23,037,990	$21,184,699
Tranche B3, 9.992%,[LIBOR12+775], 10/17/22[1]	6,975,479	6,413,081
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992%,[LIBOR12+275], 3/31/25[1]	1,707,369	1,713,414
TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992%,[LIBOR4+275], 8/14/24[1]	579,691	581,140
		33,444,411

Telecommunication Services—5.9%
Diversified Telecommunication Services—5.9%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.826%,[LIBOR4+275], 1/31/25[1]	18,698,700	18,591,182
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%,[LIBOR4+375], 10/2/24[1]	3,685,000	3,697,658
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%,[LIBOR12+300], 10/5/23[1]	5,029,924	4,967,427
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR4+325], 5/27/24[1]	4,663,397	4,437,525
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%,[LIBOR12+375], 6/15/24[1]	6,247,783	6,142,352
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.841%,[LIBOR4+750], 5/4/23[1]	5,436,188	5,177,969
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.386%,[LIBOR4+400], 5/23/20[1]	4,250,433	4,282,843
GTT Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.094%,[LIBOR12+275], 5/31/25[1]	852,863	847,118
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.85%,[LIBOR4+450], 8/6/21[1]	3,913,281	3,822,806
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.85%,[LIBOR4+950], 2/4/22[1]	2,123,972	1,869,095
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.742%,[LIBOR12+350], 8/8/24[1]	2,364,030	2,371,631
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%,[LIBOR12+250], 2/2/24[1]	13,495,115	13,545,722
TDC AS, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.592%,[LIBOR12+350], 6/4/25[1]	4,498,725	4,550,460
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.06%,[LIBOR12+400], 3/29/21[1]	6,106,592	5,854,695
		80,158,483

Utilities—2.4%
Electric Utilities—2.4%
Brookfield WEC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.992%,[LIBOR4+375], 8/1/25[1]	3,175,000	3,218,069
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.576%,[LIBOR12+250], 1/15/25[1]	1,263,634	1,265,776

26      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Electric Utilities (Continued)
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.89%,[LIBOR4+250], 1/15/24[1]	$2,442,020	$2,445,329
Tranche B7, 4.84%,[LIBOR4+275], 5/31/23[1]	583,070	583,898
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742%,[LIBOR12+350], 12/20/24[1]	1,880,432	1,892,655
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.64%,[LIBOR4+325], 6/28/23[1]	2,820,084	2,813,922
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.331%,[LIBOR4+425], 5/2/25[1]	3,331,650	3,358,720
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%,[LIBOR12+425], 6/2/25[1]	2,124,675	2,154,771
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.826%,[LIBOR12+375], 1/30/24[1]	3,037,403	3,020,912
Tranche C, 5.992%,[LIBOR12+375], 1/30/24[1]	163,193	162,193
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.386%,[LIBOR4+700], 10/18/22[1]	1,097,600	1,075,648
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.386%,[LIBOR4+400], 11/9/20[1]	6,256,622	5,592,825
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.242%,[LIBOR12+400], 7/15/23[1]	5,072,810	5,104,870
Tranche B2, 6.242%,[LIBOR12+400], 4/15/24[1]	426,953	429,652
		33,119,240
Total Corporate Loans (Cost $1,300,081,670)		1,288,059,817

Corporate Bonds and Notes—0.7%
Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[6]	365,000	347,662
Erickson Air-Crane, Inc., 6.00% Sub. Nts., 11/2/20[2,3]	644,070	1
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	6,075,000	5,140,969
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/2[6]	3,500,000	3,478,125
Total Corporate Bonds and Notes (Cost $10,138,215)		8,966,757

	Shares
Common Stocks—4.0%
Arch Coal, Inc., Cl. A	287,218	25,677,289
Aretec Group, Inc.[7]	65,145	6,400,496
Ascent Resources - Marcellus LLC, Cl. A7	606,015	1,999,850
Avaya Holdings Corp.[7]	241,777	5,352,943
Everyware Global, Inc.[7]	106,918	187,106
Gymboree Corp. (The)[7,9]	76,198	938,226
Gymboree Holding Corp.[7,9]	217,169	2,674,002
Harvey Gulf International Marine LLC[7]	12,360	667,440
J.G. Wentworth Co., Cl. A7	321,823	3,198,277
Larchmont Resources LLC[3,7]	136	37,483
Mach Gen LLC[3,7]	34,118	85,295
Media General, Inc.[3,7,8]	781,336	46,880
Millennium Corporate Claim Litigation Trust[3,7]	5,431	54
Millennium Lender Claim Litigation Trust[3,7]	10,862	109
New Millennium Holdco, Inc.[7]	111,266	13,519
Ocean Rig UDW, Inc., Cl. A7	194,745	6,742,072

27      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Common Stocks (Continued)
Quicksilver Resources, Inc.[3,7]	11,634,576	$219,358
Sabine Oil[3,7]	1,393	71,043
Templar Energy, Cl. A3,7	154,052	154,052
Total Common Stocks (Cost $51,462,441)		54,465,494

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[3,7]	156,901	4,707
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[3,7]	4,421	28,736
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[3,7]	787	4,329
Total Rights, Warrants and Certificates (Cost $607,573)		37,772

	Shares
Investment Company—2.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[9,10] (Cost $29,326,497)	29,326,497	29,326,497
Total Investments, at Value (Cost $1,391,616,396)	102.1%	1,380,856,337
Net Other Assets (Liabilities)	(2.1)	(27,942,573)

Net Assets	100.0%	$1,352,913,764

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Interest or dividend is paid-in-kind, when applicable.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,488,631 or 0.41% of the Fund’s net assets at period end.

7. Non-income producing security.

8. Security received as the result of issuer reorganization.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Common Stock
Gymboree Corp. (The)	76,198	—	—	76,198
Gymboree Holding Corp. (formerly Gymboree Corp. (The))	217,169	—	—	217,169

28      OPPENHEIMER MASTER LOAN FUND, LLC

Footnotes to Statement of Investments (Continued)

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	162,655,983	547,906,544	681,236,030	29,326,497

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Gymboree Corp. (The)	$938,226	$2,086	$—	$(1,074,087)
Gymboree Holding Corp. (formerly Gymboree Corp. (The))	2,674,002	5,945	—	(3,061,214)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	29,326,497	1,237,124	—	—

Total	$32,938,725	$1,245,155	$—	$(4,135,301)

10. Rate shown is the 7-day yield at period end.

Glossary:
Definitions
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
PRIME4	United States Prime Rate-Quarterly

See accompanying Notes to Financial Statements.

29      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,355,976,763)	$1,347,917,612
Affiliated companies (cost $35,639,633)	32,938,725
1,380,856,337
Cash	8,104,647
Receivables and other assets:
Investments sold	16,432,009
Interest and dividends	3,667,017
Shares of beneficial interest sold	24,601
Other	63,948
Total assets	1,409,148,559

Liabilities
Payables and other liabilities:
Investments purchased	55,573,874
Shares of beneficial interest redeemed	345,546
Directors’ compensation	60,924
Shareholder communications	3,614
Other	250,837
Total liabilities	56,234,795

Net Assets—applicable to 77,048,276 shares of beneficial interest outstanding	$1,352,913,764

Net Asset Value, Redemption Price and Offering Price Per Share	$17.56

See accompanying Notes to Financial Statements.

30      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2018

Investment Income
Interest	$81,303,792
Dividends:
Unaffiliated companies	516,197
Affiliated companies	1,237,124
Other income affiliated companies	8,031
Other income	590,741

Total investment income	83,655,885

Expenses
Management fees	4,268,701
Transfer and shareholder servicing agent fees	71,145
Shareholder communications	15,547
Legal, auditing and other professional fees	451,862
Custodian fees and expenses	324,825
Directors’ compensation	44,570
Other	20,991

Total expenses	5,197,641
Less waivers and reimbursements of expenses	(90,560)

Net expenses	5,107,081

Net Investment Income	78,548,804
Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	9,365,637
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(2,679,837)
Affiliated companies	(4,135,301)

Net change in unrealized appreciation/depreciation	(6,815,138)

Net Increase in Net Assets Resulting from Operations	$81,099,303

See accompanying Notes to Financial Statements.

31      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income	$78,548,804	$85,603,736
Net realized gain (loss)	9,365,637	(1,729,811)
Net change in unrealized appreciation/depreciation	(6,815,138)	6,367,731

Net increase in net assets resulting from operations	81,099,303	90,241,656

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	34,938,290	214,217,992
Payments for withdrawals	(321,874,525)	(152,387,750)

	(286,936,235)	61,830,242
Net Assets
Total increase (decrease)	(205,836,932)	152,071,898
Beginning of period	1,558,750,696	1,406,678,798

End of period	$1,352,913,764	$1,558,750,696

See accompanying Notes to Financial Statements.

32      OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$16.58	$15.61	$14.64	$14.51	$13.84
Income (loss) from investment operations:
Net investment income[1]	0.94	0.92	0.84	0.74	0.74
Net realized and unrealized gain (loss)	0.04	0.05	0.13	(0.61)	(0.07)

Total from investment operations	0.98	0.97	0.97	0.13	0.67
Net asset value, end of period	$17.56	$16.58	$15.61	$14.64	$14.51

Total Return, at Net Asset Value[2]	5.91%	6.21%	6.63%	0.90%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,352,914	$1,558,751	$1,406,679	$1,271,836	$1,501,073
Average net assets (in thousands)	$1,422,464	$1,521,122	$1,205,754	$1,321,015	$1,398,916
Ratios to average net assets:[3]
Net investment income	5.52%	5.63%	5.70%	5.06%	5.15%
Total expenses[4]	0.37%	0.36%	0.36%	0.35%	0.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.36%	0.35%	0.36%[5]	0.35%[5]	0.33%
Portfolio turnover rate	66%	80%	74%	57%	73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	0.38%
Year Ended September 30, 2017	0.37%
Year Ended September 30, 2016	0.36%
Year Ended September 30, 2015	0.35%
Year Ended September 30, 2014	0.35%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS September 30, 2018

1. Organization

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest

34      OPPENHEIMER MASTER LOAN FUND, LLC

2. Significant Accounting Policies (Continued)

expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

The Fund has analyzed its tax positions for the fiscal year ended September 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

35      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market

36      OPPENHEIMER MASTER LOAN FUND, LLC

3. Securities Valuation (Continued)

participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

37      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$1,262,911,711	$25,148,106	$1,288,059,817
Corporate Bonds and Notes	—	8,966,756	1	8,966,757
Common Stocks	37,772,304	16,078,916	614,274	54,465,494
Rights, Warrants and Certificates	—	—	37,772	37,772
Investment Company	29,326,497	—	—	29,326,497
Total Assets	$67,098,801	$1,287,957,383	$25,800,153	$1,380,856,337

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Corporate Loans	$–	$(111,534)	$111,534	$–
Common Stocks	923,281	(664,992)	664,992	(923,281)
Rights, Warrants and Certificates	–	(34,367)	34,367	–
Total Assets	$923,281	$(810,893)	$810,893	$(923,281)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

38      OPPENHEIMER MASTER LOAN FUND, LLC

3. Securities Valuation (Continued)

	Value as of September 30, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Corporate Loans	$31,533,762	$38,108	$473,095	$15,138
Corporate Bonds and Notes	1	—	—	—
Common Stocks	3,642,133	3,952,650	(2,743,433)	—
Rights, Warrants and Certificates	—	—	(12,285)	—
Total Assets	$35,175,896	$3,990,758	$(2,282,623)	$15,138

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of September 30, 2018
Assets Table
Investments, at Value:
Corporate Loans	$292,356	$(7,315,887)	$111,534	$—	$25,148,106
Corporate Bonds and Notes	—	—	—	—	1
Common Stocks	—	(3,978,787)	664,992	(923,281)	614,274
Rights, Warrants and Certificates	15,690	—	34,367	—	37,772
Total Assets	$308,046	$(11,294,674)	$810,893	$(923,281)	$25,800,153

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Corporate Loans	$436,671
Common Stocks	(317,114)
Rights, Warrants and Certificates	(12,285)
Total Assets	$107,272

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

39      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Value as of September 30, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Corporate Loans	$12,371,828	Broker quote	N/A	N/A	N/A (a)
Corporate Loans	122,166	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	12,654,112	Discounted Cash Flow Model	Illiquidity Discount	N/A	3.69% (b)
			Implied Rating	N/A	BB+
			Yield to Maturity	N/A	5.19%
Corporate Bonds and Notes	1	Estimated Recovery Proceeds	Nominal Value	N/A	0.0001% of Par (c)
Common Stocks	347,873	Pricing service	N/A	N/A	N/A (a)
Common Stocks	163	Estimated Recovery Proceeds	Nominal Value	N/A	$0.01/share (c)
Common Stocks	219,358	Estimated Recovery Proceeds	Market Value of Original Loan	N/A	$0.0189/share (d)
Common Stocks	46,880	Estimated Recovery Proceeds	Auction Proceeds	N/A	$0.06/share (e)
Rights, Warrants and Certificates	37,772	Pricing service	N/A	N/A	N/A (a)

Total	$25,800,153

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the Company’s EBITDA and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity discount applied. The illiquidity discount was determined based on the implied discount rate at origination. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity discount. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

(c) The Fund fair values certain securities held at a nominal value to reflect the low probability of receipt of future payments to be received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(d) The Fund fair values certain common stocks received from a restructuring at the estimated amount of future recovery proceeds. This estimate is based on the market value of the original loan held prior to the restructuring (as determined by a pricing service) less the cash distributions received following restructuring. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a

40      OPPENHEIMER MASTER LOAN FUND, LLC

3. Securities Valuation (Continued)

re-evaluation of the security’s fair valuation. A significant increase (decrease) in the market value of the original loan position will result in a significant increase (decrease) to the fair value of the investment.

(e) The Fund fair values certain common stocks received following a merger at the estimated amount of future recovery proceeds from the sale of assets as disclosed within the Company’s financial statements. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the auction proceeds will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with

41      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

At period end, securities with an aggregate market value of $1,288,059,817, representing 95.2% of the Fund’s net assets were comprised of loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an

42      OPPENHEIMER MASTER LOAN FUND, LLC

4. Investments and Risks (Continued)

interest and/or principal payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$41,616,106
Market Value	$34,040,468
Market Value as % of Net Assets	2.52%

Shareholder Concentration. At period end, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

43      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Contributions	2,054,263	$34,938,290	13,281,509	$214,217,992
Withdrawals	(19,004,662)	(321,874,525)	(9,401,916)	(152,387,750)

Net increase (decrease)	(16,950,399)	$(286,936,235)	3,879,593	$61,830,242

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$909,195,321	$1,011,265,774

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Directors’ Compensation. The Fund’s Board of Directors (“Board”) has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

44      OPPENHEIMER MASTER LOAN FUND, LLC

8. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $90,560 for IGMMF management fees. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $613,164 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $614,075 and have been included as Corporate Loans in the Statement of Investments.

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

45      OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Oppenheimer Master Loan Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC (the “Fund”), including the statement of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

November 21, 2018

46      OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Directors (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

47      OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and David Lukkes, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other bank loan funds. The Board considered that the Fund outperformed its category median for all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other bank loan funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee and its total expenses were lower than their respective peer group medians and category medians. The Board further considered that the Adviser has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s

48      OPPENHEIMER MASTER LOAN FUND, LLC

shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund does not have management fee breakpoints at this time.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER MASTER LOAN FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held.

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Directors (since 2016), Director (since 2007) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Director (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Director (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

51      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Director (since 2007) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Director (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994- 2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

52      OPPENHEIMER MASTER LOAN FUND, LLC

James D. Vaughn, Director (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED DIRECTOR AND OFFICER	Mr. Steinmetz is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Director and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Director (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Lukkes, Welsh, Petersen , 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

David Lukkes, Vice President (since 2015) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (Since January 2015). Vice President of the Sub-Adviser (Since 2013) Senior Research Analyst of the Sub-Advisor (from September 2008 to January 2015). Assistant Vice President of the Sub-Adviser (from January 2012 to May 2013). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2007) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

53      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

54      OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMER MASTER LOAN FUND, LLC

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

55      OPPENHEIMER MASTER LOAN FUND, LLC

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1241.001.0918 November 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $60,700 in fiscal 2018 and $59,400 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, incremental and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $836,162 in fiscal 2018 and $676,888 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018